                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): MAY 17, 2005

                            PER-SE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          000-19480                                  58-1651222
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   (Commission File Number)               (IRS Employer Identification No.)

1145 SANCTUARY PARKWAY, SUITE 200, ALPHARETTA, GEORGIA               30004
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (770) 237-4300
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On May 17, 2005, the Compensation Committee of the Board of Directors of Per-Se Technologies, Inc. (the "Company") adopted the following compensatory plans:

      (a) 2005 Senior Executive Incentive Compensation Plan. The 2005 Senior Executive Incentive Compensation Plan provides for the payment of a cash bonus to the chief executive officer and the chief financial officer of the Company based on the Company's percentage increase in adjusted diluted earnings per share for fiscal year 2005 over adjusted diluted earnings per share for fiscal year 2004. A copy of the 2005 Senior Executive Incentive Compensation Plan is filed as
            Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

      (b) 2005 Senior Management Incentive Compensation Plan. The 2005 Senior Management Incentive Compensation Plan provides for the payment of a cash bonus to senior management employees of the Company, including all executive officers other than the chief executive officer and the chief financial officer. Under this plan, seventy-five percent of the cash bonus will be based on the Company's increase in adjusted operating income for fiscal year 2005 over adjusted operating income for fiscal year 2004, and twenty-five percent of the cash bonus will be based on achievement of individual performance objectives, as determined by executive management. A copy of the 2005 Senior Management Incentive Compensation Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

      (c) Amended and Restated Employees' Retirement Savings Plan. The Amended and Restated Employees' Retirement Savings Plan reflects the following amendments to the Company's 401(k) Plan: (i) administrative changes required as part of the conversion to a new third-party record keeper; (ii) an amendment to reflect a recent change in the law related to distributions of small account balances; (iii) removal of irrelevant historical language related to prior acquisitions made by the Company, and (iv) a combination of previous amendments into one document. A copy of the Amended and Restated 401(k) Plan is filed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

EXHIBIT NUMBER                    EXHIBIT TITLE
--------------                    -------------
10.1             Per-Se Technologies, Inc. 2005 Senior Executive Incentive
                 Compensation Plan.

10.2             Per-Se Technologies, Inc. 2005 Senior Management Incentive
                 Compensation Plan.

10.3             Per-Se Technologies, Inc. Employees' Retirement Savings Plan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2005

                                           PER-SE TECHNOLOGIES, INC.

                                           By: /s/ Chris E. Perkins
                                               ---------------------------------
                                               Chris E. Perkins
                                               Executive Vice President
                                               and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          EXHIBIT TITLE
--------------                          -------------
10.1               Per-Se Technologies, Inc. 2005 Senior Executive Incentive
                   Compensation Plan.

10.2               Per-Se Technologies, Inc. 2005 Senior Management Incentive
                   Compensation Plan.

10.3               Per-Se Technologies, Inc. Employees' Retirement Savings Plan.